Annual Fund Operating Expenses - Class P3 Shares - Voya Multi-Manager International Factors Fund - Class P3	Feb. 28, 2021
Operating Expenses:
Management Fee	0.65%
Distribution and/or Shareholder Services (12b-1) Fees	none
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.76%
Waivers and Reimbursements	(0.76%)	[1]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	none

[1]	The adviser is contractually obligated to limit expenses to 0.00% for Class P3 shares through March 1, 2022. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.01% of the management fee through March 1, 2022. Termination or modification of these obligations requires approval by the Fund’s board.